                                                                     Exhibit (q)

                      Cohen & Steers VIF Realty Fund, Inc.

                                POWER OF ATTORNEY

     C. Edward Ward, Jr., whose signature appears below, hereby constitutes and appoints Martin Cohen, Robert H. Steers and Lawrence B. Stoller, and each of them, his true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable Cohen & Steers VIF Realty Fund, Inc (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended and the Securities Exchange Act of 1934, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Company's Registration Statement on Form N-2 and any other registration statements pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Company any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and also including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Company any and all Statements of Beneficial Ownership filed with the Securities and Exchange Commission under said Acts and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.


                                              /s/ C. Edward Ward, Jr.
                                              ----------------------------------
                                              C. Edward Ward, Jr.

                                              Date: December 6, 2004

                                                                   Exhibit 99(d)

                      Cohen & Steers VIF Realty Fund, Inc.

                                POWER OF ATTORNEY

     George Grossman, whose signature appears below, hereby constitutes and appoints Martin Cohen, Robert H. Steers and Lawrence B. Stoller, and each of them, his true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable Cohen & Steers VIF Realty Fund, Inc (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended and the Securities Exchange Act of 1934, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Company's Registration Statement on Form N-2 and any other registration statements pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Company any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and also including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Company any and all Statements of Beneficial Ownership filed with the Securities and Exchange Commission under said Acts and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.


                                              /s/ George Grossman
                                              ----------------------------------
                                              George Grossman

                                              Date: December 6, 2004

                                                                   Exhibit 99(e)

                      Cohen & Steers VIF Realty Fund, Inc.

                                POWER OF ATTORNEY

     Willard H. Smith, Jr., whose signature appears below, hereby constitutes and appoints Martin Cohen, Robert H. Steers and Lawrence B. Stoller, and each of them, his true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable Cohen & Steers VIF Realty Fund, Inc (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended and the Securities Exchange Act of 1934, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Company's Registration Statement on Form N-2 and any other registration statements pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Company any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and also including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Company any and all Statements of Beneficial Ownership filed with the Securities and Exchange Commission under said Acts and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.


                                              /s/ Willard H. Smith Jr.
                                              ----------------------------------
                                              Willard H. Smith Jr

                                              Date: December 6, 2004

                                                                   Exhibit 99(c)

                      Cohen & Steers VIF Realty Fund, Inc.

                                POWER OF ATTORNEY

     Robert H. Steers, whose signature appears below, hereby constitutes and appoints Martin Cohen and Lawrence B. Stoller, and each of them, his true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable Cohen & Steers VIF Realty Fund, Inc (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended and the Securities Exchange Act of 1934, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Company's Registration Statement on Form N-2 and any other registration statements pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Company any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and also including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Company any and all Statements of Beneficial Ownership filed with the Securities and Exchange Commission under said Acts and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.


                                              /s/ Robert H. Steers
                                              ----------------------------------
                                              Robert H. Steers

                                              Date: December 6, 2004

                                                                   Exhibit 99(c)

                      Cohen & Steers VIF Realty Fund, Inc.

                                POWER OF ATTORNEY

     Martin Cohen, whose signature appears below, hereby constitutes and appoints Robert H. Steers and Lawrence B. Stoller, and each of them, his true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable Cohen & Steers VIF Realty Fund, Inc (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended and the Securities Exchange Act of 1934, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Company's Registration Statement on Form N-2 and any other registration statements pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Company any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and also including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Company any and all Statements of Beneficial Ownership filed with the Securities and Exchange Commission under said Acts and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.


                                              /s/ Martin Cohen
                                              ----------------------------------
                                              Martin Cohen

                                              Date: December 6, 2004

                                                                   Exhibit 99(c)

                      Cohen & Steers VIF Realty Fund, Inc.

                                POWER OF ATTORNEY

     Richard J. Norman, whose signature appears below, hereby constitutes and appoints Martin Cohen, Robert H. Steers and Lawrence B. Stoller, and each of them, his true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable Cohen & Steers VIF Realty Fund, Inc (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended and the Securities Exchange Act of 1934, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Company's Registration Statement on Form N-2 and any other registration statements pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Company any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and also including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Company any and all Statements of Beneficial Ownership filed with the Securities and Exchange Commission under said Acts and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.


                                              /s/ Richard J. Norman
                                              ----------------------------------
                                              Richard J. Norman

                                              Date: December 6, 2004

                                                                   Exhibit 99(c)

                      Cohen & Steers VIF Realty Fund, Inc.

                                POWER OF ATTORNEY

     Bonnie Cohen, whose signature appears below, hereby constitutes and appoints Martin Cohen, Robert H. Steers and Lawrence B. Stoller, and each of them, his true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable Cohen & Steers VIF Realty Fund, Inc (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended and the Securities Exchange Act of 1934, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Company's Registration Statement on Form N-2 and any other registration statements pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Company any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and also including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Company any and all Statements of Beneficial Ownership filed with the Securities and Exchange Commission under said Acts and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.


                                              /s/ Bonnie Cohen
                                              ----------------------------------
                                              Bonnie Cohen

                                              Date: December 6, 2004

                                                                   Exhibit 99(c)

                      Cohen & Steers VIF Realty Fund, Inc.

                                POWER OF ATTORNEY

     Richard E. Kroon, whose signature appears below, hereby constitutes and appoints Martin Cohen, Robert H. Steers and Lawrence B. Stoller, and each of them, his true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable Cohen & Steers VIF Realty Fund, Inc (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended and the Securities Exchange Act of 1934, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Company's Registration Statement on Form N-2 and any other registration statements pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Company any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and also including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Company any and all Statements of Beneficial Ownership filed with the Securities and Exchange Commission under said Acts and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.


                                              /s/ Richard E. Kroon
                                              ----------------------------------
                                              Richard E. Kroon

                                              Date: December 6, 2004

                                                                   Exhibit 99(c)

                      Cohen & Steers VIF Realty Fund, Inc.

                                POWER OF ATTORNEY

     Frank K. Ross, whose signature appears below, hereby constitutes and appoints Martin Cohen, Robert H. Steers and Lawrence B. Stoller, and each of them, his true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable Cohen & Steers VIF Realty Fund, Inc (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended and the Securities Exchange Act of 1934, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Company's Registration Statement on Form N-2 and any other registration statements pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Company any and all such amendments and registration statements filed with the Securities and Exchange Commission under said Acts, and also including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Company any and all Statements of Beneficial Ownership filed with the Securities and Exchange Commission under said Acts and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.


                                              /s/ Frank K. Ross
                                              ----------------------------------
                                              Frank K. Ross

                                              Date: December 6, 2004